PROSPECTOR FUNDS, INC.
Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Supplement dated January 7, 2022
to
Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2021

Effective January 7, 2022 (the “Effective Date”), John D. Gillespie will transition to an advisory role and no longer serve as a portfolio manager for Prospector Capital Appreciation Fund and Prospector Opportunity Fund (the “Funds”). Accordingly, the Prospectus and the SAI for the Funds are revised, as of the Effective Date, to delete all references to Mr. Gillespie as a portfolio manager for the Funds.

Kevin R. O’Brien, Jason A. Kish and Steven R. Labbe will continue to serve as portfolio managers for the Funds.

Mr. Gillespie remains the managing member of the Funds’ investment adviser, Prospector Partners Asset Management LLC. He will continue in his roles as President and a Board Director of each Fund.

Please retain this supplement with your Prospectus and SAI.